SPARTAN(registered trademark) LONG-TERM GOVERNMENT BOND FUND
A FUND OF FIDELITY DEVONSHIRE TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Spartan Long-Term Government Bond Fund:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Long-Term Government Bond Fund (the Fund), will be held at the office of the Fidelity Devonshire Trust, 82 Devonshire Street, Boston, Massachusetts 02109 on Tuesday, May 7, 1996, at 11:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 (1) To approve an Agreement and Plan of Reorganization (the Agreement) between the Fund and Spartan Government Income Fund. The Agreement provides for the transfer of all of the assets of the Fund to Spartan Government Income Fund in exchange solely for shares of beneficial interest of Spartan Government Income Fund and the assumption by Spartan Government Income Fund of the Fund's liabilities, followed by the distribution of Spartan Government Income Fund shares in liquidation of the Fund.
 The Board of Trustees has fixed the close of business on March 11, 1996 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
March 11, 1996
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


SPARTAN(registered trademark) LONG-TERM GOVERNMENT BOND FUND
A FUND OF FIDELITY DEVONSHIRE        TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
PROXY STATEMENT AND PROSPECTUS
MARCH 11, 1996
 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Spartan Long-Term Government Bond Fund (Long-Term Government), a fund of Fidelity Devonshire Trust (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of the Fund and at any adjournments thereof (the Meeting). The Meeting will be held on Tuesday, May 7, 1996, at 11:00 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust.
 As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (the Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), Long-Term Government would transfer all of its assets to Spartan Government Income Fund (Government Income), a fund of Fidelity Fixed-Income Trust, in exchange solely for shares of beneficial interest of Government Income and the assumption by Government Income of Long-Term Government's liabilities. The number of shares to be issued in the proposed Reorganization will be based upon the relative net asset values of the funds at the time of the exchange. As provided in the Agreement, Long-Term Government will distribute shares of Government Income to its shareholders so that each shareholder receives the number of full and fractional shares of Government Income equal in value to the aggregate net asset value of the shares of Long-Term Government held by such shareholder on May 31, 1996, or such other date as the parties may agree (the Closing Date). Following the distribution, Long-Term Government will have neither assets, liabilities, nor shareholders, and it is expected that the trust's Board of Trustees will liquidate Long-Term Government as soon as practical.
 Government Income, a government bond fund, is a diversified fund of Fidelity Fixed-Income Trust, an open-end management investment company organized as a Massachusetts business trust on September 5, 1984. Government Income's investment objective is to seek a high level of current income. Government Income seeks to achieve its investment objective by investing principally in U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) of any maturity.
 This Proxy Statement is accompanied by the Prospectus of Government Income (dated June 24, 1995), which is incorporated herein by reference and should be retained for future reference. These documents set forth concisely the
information about the Reorganization, Long-Term Government   ,     and
Government Income that a shareholder should know before voting on the proposed Reorganization. A Prospectus and Statement of Additional Information for Long-Term Government, both dated March 22, 1995, and a
Statement of Additional Information   ,     dated June 24, 1995   ,     for
Government Income have been filed with the Securities and Exchange Commission and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-8888.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
Voting Information
Synopsis
Comparison of Principal Risk Factors
The Proposed Transaction
Additional Information About Spartan(registered trademark)
Government Income Fund
Miscellaneous
Exhibit 1 - Agreement and Plan of Reorganization

SPARTAN(registered trademark) LONG-TERM GOVERNMENT BOND FUND
(A FUND OF FIDELITY DEVONSHIRE        TRUST)
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY DEVONSHIRE        TRUST: SPARTAN        LONG-TERM
GOVERNMENT BOND FUND
TO BE HELD ON MAY 7, 1996
VOTING INFORMATION
 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Devonshire Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan Long-Term Government Bond Fund (Long-Term Government) and at any adjournments thereof (the Meeting), to be held on Tuesday, May 7, 1996 at 11:00 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), Long-Term Government's investment adviser. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 11, 1996. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the trust. In addition, D.F. King & Co. may be paid on a per-call basis to solicit shareholders on behalf of Long-Term Government at an anticipated cost of approximately $1,750. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 Long-Term Government may also choose to have votes recorded by telephone. D.F. King may be paid on a per-call basis for vote-by-phone solicitations on behalf of Long-Term Government at an anticipated cost of approximately $2,000. If the Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 On December 31, 1995   ,     there were 23,396,584.712 shares of Spartan
Government Income Fund (Government Income) issued and outstanding.
 On December 31, 1995   ,     there were 9,316,037.275 shares of Long-Term
Government issued and outstanding. Shareholders of record of Long-Term Government at the close of business on March 11, 1996 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar value of net asset value held on that date.
 As of December 31, 1995, the Trustees and officers of the funds owned, in the aggregate, less than 1% of each fund's total outstanding shares.
VOTE REQUIRED: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION (THE AGREEMENT) REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF LONG-TERM GOVERNMENT. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY, OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE. SYNOPSIS
 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of Long-Term Government and Government Income, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Government Income carefully for more complete information.
 The proposed reorganization (the Reorganization) would merge Long-Term Government into Government Income, a larger bond fund also managed by FMR. If the Reorganization is approved, Long-Term Government will cease to exist and current shareholders will become shareholders of Government Income instead. As discussed more fully below, the Board of Trustees believes that the Reorganization will benefit Long-Term Government shareholders.
 The primary focus of both Long-Term Government and Government Income (together the Funds and each individually a Fund) is to seek income by investing in U.S. Government securities. Long-Term Government, however, invests for a combination of income and capital growth, while Government Income seeks a high level of current income as its investment objective. Government Income invests in a broader range of securities than Long-Term Government and has generally maintained an intermediate-term rather than long-term average portfolio maturity. As a result, Government Income has experienced more moderate performance than Long-Term Government, combining lower long-term returns with significantly lower volatility. The Funds currently have the same portfolio manager.
 Both Funds have identical expense ratios. If the Reorganization is approved, FMR has agreed to limit the management fee (which covers substantially all of the Funds' expenses) of the combined fund to .60% of the Fund's average net assets for two years following the effective date of the Reorganization. Thus, the Reorganization will have the effect of lowering the expense ratio of the combined fund for a period of two years commencing on the first business day following the effective date of the Reorganization. After that time, FMR expects that Government Income's expense ratio will return to .65% of the Fund's average net assets.
 The Funds generally have the same service features, with the exception of their dividend policies. Unlike most bond funds, Long-Term Government declares and pays its dividends quarterly. On the other hand, Government Income, like a typical bond fund, declares its dividends daily and pays them monthly.
THE PROPOSED REORGANIZATION
 Shareholders of Long-Term Government will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provides for the acquisition by Government Income of all of the assets of Long-Term Government in exchange solely for shares of Government Income and the assumption by Government Income of the liabilities of Long-Term Government. Long-Term Government will then distribute the shares of Government Income to its shareholders, so that each shareholder will receive the number of full and fractional shares of Government Income equal in value to the aggregate net asset value of the shareholder's shares of Long-Term Government on the Closing Date (defined below). The exchange of Long-Term Government's assets for Government Income's shares will occur at 4:00 p.m. Eastern time on May 31, 1996, or such other time and date as the parties may agree (the Closing Date). Long-Term Government will then be liquidated as soon as practicable thereafter.
 The rights and privileges of the former shareholders of Long-Term Government will be effectively unchanged by the Reorganization other than
as described    on page      "Dividends and Other Distributions."
COMPARATIVE FEE TABLES
 As part of Fidelity's "Spartan" family of mutual funds, both Funds share identical fee structures. Each Fund's management fee is calculated and paid to FMR every month at the annual rate of .65% of the Fund's average net assets. This all-inclusive fee represents each Fund's total operating expenses. FMR not only provides the Funds with investment advisory and research services, but also pays all of the Funds' expenses, with the exception of fees and expenses of all Trustees of each trust who are not "interested persons" of the trust or FMR; interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a Fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation. The management fee that each Fund pays FMR is reduced by an amount equal to the fees of the non-interested Trustees. If the Reorganization is approved, FMR will voluntarily limit its management fee to .60% of the average net assets of Government Income for a period of two years following the effective date of the Reorganization. If the proposed Reorganization is not approved, each Fund's total operating expenses will remain .65% of average net assets.
 To help offset shareholder service costs, both Funds have the same fees for individual transactions. FMR affiliates collect the Funds' $5.00 exchange fees, $5.00 account closeout fees, $5.00 fees for wire purchases and redemptions, and the $2.00 checkwriting charges. These fees are waived if a shareholder's account balance at the time of the transaction is $50,000 or more. Fidelity also reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. These fees will not be affected by the Reorganization. For more information about the Funds' fees, refer to their Prospectuses, which are incorporated by reference herein (and, in the case of Government Income, which accompanies this Proxy Statement).
 The following table shows the current fees and expenses of Government Income and Long-Term Government for the year ended October 31, 1995 and pro forma fees for the combined fund based on the same period after giving effect to the Reorganization, including the effect of FMR's fee reduction from .65% to .60%.
ANNUAL FUND OPERATING EXPENSES    (as a percentage of average net
assets)
 Annual fund operating expenses are paid out of each Fund's assets. Expenses are factored into the Fund's share price or dividends and are not charged directly to shareholder accounts. The following are projections based on historical expenses and are calculated as a percentage of average net assets.
                                             Pro Forma
                  Government    Long-Term    Expenses
                  Income        Government   Combined
                                             FundA

Management Fees   0.65%         0.65%        0.60%

Other Expenses    0.00%         0.00%        0.00%

Total Fund        0.65%         0.65%        0.60%
Operating
Expenses

EXAMPLES OF EFFECT OF FUND EXPENSES
 The following table illustrates the expenses on a hypothetical $1,000 investment in each Fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return and including the effect of the $5.00 account closeout fee.
              After 1 Year   After 3    After 5    After 10
                             Years      Years      Years

Government     $ 12           $ 26       $ 41       $ 86
Income

Long-Term      $ 12           $ 26       $ 41       $ 86
Government

Combined       $ 11           $ 25       $ 40       $ 85
FundA

A Management fees are voluntarily limited to .60% for the first two years of operation of the combined fund, at which point the expenses are expected to revert to the current rate of .65% of average net assets.
 This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.
FORMS OF ORGANIZATION
 Long-Term Government is a non-diversified fund of Fidelity Devonshire Trust, an open-end management investment company organized as a Massachusetts business trust on May 31, 1985. Government Income is a diversified fund of Fidelity Fixed-Income Trust, an open-end management investment company organized as a Massachusetts business trust on September 5, 1984. Both trusts are authorized to issue an unlimited number of shares of beneficial interest. Because Long-Term Government and Government Income are series of Massachusetts business trusts, organized under substantially similar Declarations of Trust, the rights of the security holders of Long-Term Government under state law and the governing documents are expected to remain unchanged after the Reorganization. For more information regarding shareholder rights, refer to the section of the Funds' Statements of Additional Information called "Description of the Trust."
INVESTMENT OBJECTIVE AND POLICIES
 The investment objectives and policies of the Funds are set forth below. There can be no assurance that either Fund will achieve its objective.
 As a general matter, the Funds have similar investment objectives and policies in that both seek income by investing in government securities. However, Government Income seeks high current income, whereas Long-Term Government seeks income and growth of capital. The difference in the Funds' dollar-weighted average maturities is the most significant distinction between the Funds. Although both Funds may invest in securities of any maturity, Long-Term Government generally maintains a dollar-weighted average maturity of 10 years or longer, whereas Government Income generally maintains a shorter dollar-weighted average maturity. Securities with longer maturities potentially provide higher yields than short-term securities but may involve more risk.
 The investment objective of each Fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the Fund. With the exception of fundamental policies, investment policies of the Funds can be changed
without shareholder approval. The difference   s     between the Funds
discussed below, except as noted, could be changed without a vote of shareholders.
COMPARISON OF OTHER POLICIES OF THE FUNDS
 U.S. GOVERNMENT SECURITIES. Although both Funds seek to achieve their investment objectives by investing primarily in government securities, Government Income does so by investing exclusively in U.S. government securities, or in instruments that are backed by or related to U.S. government securities, whereas Long-Term Government has the flexibility to invest in other types of securities, such as those issued by corporations and foreign governments and currency exchange contracts. These investments generally carry greater risk than U.S. government securities. For a discussion of the risks of investing in corporations, foreign
securities   ,     and currency exchange contracts, see the section
entitled "Comparison of Principal Risk Factors." Long-Term Government's ability to invest in foreign securities, corporations, and currency exchange contracts has not been a significant distinction between the Funds, because in practice Long-Term Government has owned only U.S. government securities or instruments that are backed by or related to U.S. government securities since June 1994.
 FMR normally invests at least 65% of Government Income's total assets in U.S. government securities. Similarly, FMR normally invests at least 65% of Long-Term Government's total assets in U.S. government securities and repurchase agreements secured by U.S. government securities. U.S. Government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government.
 DIVERSIFICATION. Long-Term Government also differs from Government Income with respect to its policies on diversification. Unlike Government Income, Long-Term Government is a non-diversified fund. Generally, to meet federal tax requirements at the close of each quarter, Long-Term Government does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any one issuer. Government Income, as a matter of fundamental policy, may invest no more than 25% of its total assets in any one issuer but with respect to 75% of total assets, may invest no more than 5% in any one issuer. Because these limitations do not apply to U.S. government securities, which constitute substantially all of the Funds' investment portfolios, these different diversification requirements do not, in practice, result in significant differences between the Funds.
 QUALITY OF INVESTMENTS. Long-Term Government has the flexibility to invest in lower quality securities than Government Income. Long-Term Government limits its investments at the time of purchase to those rated A-quality or above by Moody's Investors Service, Inc. (Moody's), or rated in the equivalent categories by any other nationally recognized rating service or unrated but judged to be of equivalent quality by FMR. These securities are upper-medium to high quality. Government Income, in contrast, invests exclusively in U.S. government or government-related securities, which are of the highest quality (AAA-quality). The difference in the Funds' quality policies should not have any significant impact with respect to an investment in either Fund, because Long-Term Government has invested over 90% of its assets in AAA-quality securities since October 1993 and has invested entirely in AAA-quality securities since June 1994.
 OTHER INVESTMENT POLICIES. With respect to borrowing, each Fund may borrow an amount equal to not more than 33 1/3% of its total assets for temporary or emergency purposes from banks or from other funds advised by FMR or through reverse repurchase agreements. With respect to lending, Long-Term Government may lend not more than 33 1/3% of its total assets to broker-dealers and institutions, including Fidelity Brokerage Services Inc., (FBSI), an affiliate of FMR, or to other funds advised by FMR, as a means of earning income. In addition, Long-Term Government may acquire loans, loan participations, or other forms of direct debt instruments. Government Income does not currently intend to make loans (although the Fund may enter into repurchase agreements), but may choose to make loans in the future. Long-Term Government's ability to lend does not represent a significant distinction between the Funds, because neither Fund currently makes loans (except through repurchase agreements).
 In addition, both Funds may invest up to 10% of their assets in illiquid securities and may enter into when-issued and delayed delivery transactions. As stated above, for more information about the risks and restrictions associated with these polices see each Fund's Prospectus, which is incorporated by reference herein (and, in the case of Government Income, which accompanies this Proxy Statement), and for a more detailed discussion about the Funds' investments see their Statements of Additional Information, which are incorporated by reference herein.
OPERATIONS OF GOVERNMENT INCOME FOLLOWING THE REORGANIZATION
 FMR does not expect Government Income to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the Fund's management or to agents that provide the Fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Government Income in their current capacities. The Funds currently have the same portfolio manager, Robert Ives, who will continue to be responsible for Government Income's portfolio management after the Reorganization.
 All of the current assets of Long-Term Government are permissible investments for Government Income. However, as explained above, the dollar-weighted average maturity of Long-Term Government's portfolio is considerably longer than that of Government Income's portfolio. Therefore, if the Reorganization is approved, it is anticipated that Long-Term Government and Government Income may sell a portion of their assets prior to or after the Closing Date so that the portfolio of the combined fund will be more consistent with the current dollar-weighted average maturity of Government Income's current portfolio. The proceeds of such sales will be held in temporary investments or will be reinvested in assets with shorter maturities. Any transaction costs associated with such adjustment to the portfolios of Long-Term Government and Government Income will be borne by Long-Term Government and Government Income respectively.
PURCHASES AND REDEMPTIONS
 The purchase and redemption policies for both Funds are substantially the same and will remain unchanged after the Reorganization.
 Both Funds' share price, or net asset value per share (NAV), is calculated every business day. Shares of both Funds are sold without a sales charge. Shares are purchased at the next share price calculated after an investment is received and accepted. Share price is normally calculated at 4:00 p.m. Eastern time. Refer to a Fund's Prospectus for more information regarding how to buy shares.
 Shares of both Funds may be redeemed on any business day at their NAV. Shares of both Funds are redeemed at the next share price calculated after an order is received and accepted, normally 4:00 p.m. Eastern time.
 On or about January 18, 1996, Long-Term Government's shares will cease to be sold to new investors, so that starting on January 19, 1996, the Fund's shares will no longer be available for purchase or exchange to non-shareholders. However, existing shareholders of Long-Term Government will continue to be able to purchase shares of Long-Term Government up to
March 11, 1996 (the Record Date)    and to redeem shares through the
Closing Date    . As of the Record Date, Long-Term Government will be
closed to all new and subsequent purchases with the exception of reinvestment of dividends or other distributions.
EXCHANGES
 The exchange privilege currently offered by both Funds is the same and is not expected to change after the Reorganization. Shareholders of the Funds may exchange their shares of a Fund for shares of any other Fidelity fund registered in a shareholder's state. Exchanges are subject to a $5.00 exchange fee. Refer to each Fund's Prospectus for restrictions governing exchanges.
DIVIDENDS AND OTHER DISTRIBUTIONS
 Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Government Income declares dividends daily and pays them monthly. Long-Term Government declares dividends quarterly in March, June, September, and December and normally distributes capital gains in March and December. On or before the Closing Date, Long-Term Government will distribute substantially all of its investment company taxable income and net realized capital gain, if any, in order to maintain its tax status as a regulated investment company.
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION
 Each Fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368 (a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized to the Funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.
 Long-Term Government and Government Income have capital loss carryforwards for federal tax purposes of $3,934,668 and $13,235,380 as of January 31, 1995 and April 30, 1995, respectively. Under current federal tax law, Government Income may be limited to using only a portion, if any, of the capital loss carryforward transferred by Long-Term Government at the time of the Reorganization. There is no assurance that Government Income will be able to realize sufficient capital gains to use its capital loss carryforward as well as a portion, if any, of Long-Term Government's capital loss carryforward, before they expire. The capital loss carryforward attributable to Long-Term Government expires on April 30, 2002. The capital loss carryforward attributable to Government Income expires on April 30, 2003.
COMPARISON OF PRINCIPAL RISK FACTORS
 Both Funds experience the typical risks of bond funds that invest in U.S. government securities. As described more fully below, however, Long-Term Government involves a significantly higher level of interest rate risk than Government Income (and higher than most competitive government bond funds), because of its focus on long-term securities. The longer dollar-weighted average maturity of Long-Term Government's portfolio means that its returns tend to be more sensitive to interest rate changes, and, therefore, more volatile than Government Income's.
 AVERAGE PORTFOLIO MATURITY. As described above, Government Income may invest in securities of any maturity but maintains an interest rate sensitivity that approximates that of government bonds with maturities between five and ten years. In contrast, Long-Term Government generally invests in longer-term bonds and normally maintains a dollar-weighted average maturity of 10 years or longer. In general, the performance of funds that invest in fixed-income securities is related to changes in interest rates. Funds that hold short-term bonds are usually less affected by changes in interest rates than long-term bond funds. For that reason, long-term bond funds typically offer higher yields and carry more risk than short-term bond funds. Accordingly, investing in Long-Term Government may involve a higher degree of risk than investing in Government Income. At the same time, while the longer average maturity of Long-Term Government's assets has resulted in significantly greater volatility during the three years ended December 31, 1995, it also has resulted in higher cumulative total returns for the same period.
 The following table compares the Funds' recent calendar year total returns. Please note that total returns are based on past results and are not an indication of future performance. In addition to portfolio maturity, performance is also affected by changes in interest rates, market
conditions   ,     and other political and economic news.    The total
returns that follow do not include the effect of the $5.00 account closeout fee.
                                         Three Years
                                         Ended December
             1993     1994      1995     31, 1995
                                         (cumulative)

Long-Term    16.65%   -12.26%   30.43%   33.49%
Governme
nt

Governme      7.34%   - 3.59%   18.17%   22.29%
nt Income

 The following graph shows the value of a hypothetical $10,000 investment in each Fund made on December 31, 1992, assuming all distributions are
reinvested    and does not include the effect of the $5.00 account closeout
fee    . The graph compares the cumulative returns of the Funds on a monthly basis over the same three calendar years, and illustrates the different short-term volatility of their performance.

 Long-Term Governmen   t      Government Income
$
Row: 1, Col: 1, Value: 10000.0
Row: 1, Col: 2, Value: 10000.0
Row: 2, Col: 1, Value: 10262.27
Row: 2, Col: 2, Value: 10109.13
Row: 3, Col: 1, Value: 10575.3
Row: 3, Col: 2, Value: 10248.14
Row: 4, Col: 1, Value: 10692.66
Row: 4, Col: 2, Value: 10275.43
Row: 5, Col: 1, Value: 10744.23
Row: 5, Col: 2, Value: 10354.97
Row: 6, Col: 1, Value: 10778.61
Row: 6, Col: 2, Value: 10397.59
Row: 7, Col: 1, Value: 11153.06
Row: 7, Col: 2, Value: 10570.08
Row: 8, Col: 1, Value: 11371.4
Row: 8, Col: 2, Value: 10631.39
Row: 9, Col: 1, Value: 11729.49
Row: 9, Col: 2, Value: 10773.92
Row: 10, Col: 1, Value: 11850.85
Row: 10, Col: 2, Value: 10760.08
Row: 11, Col: 1, Value: 11974.94
Row: 11, Col: 2, Value: 10780.41
Row: 12, Col: 1, Value: 11584.94
Row: 12, Col: 2, Value: 10653.21
Row: 13, Col: 1, Value: 11665.26
Row: 13, Col: 2, Value: 10773.98
Row: 14, Col: 1, Value: 11985.11
Row: 14, Col: 2, Value: 10894.44
Row: 15, Col: 1, Value: 11251.33
Row: 15, Col: 2, Value: 10669.81
Row: 16, Col: 1, Value: 10658.6
Row: 16, Col: 2, Value: 10383.42
Row: 17, Col: 1, Value: 10436.34
Row: 17, Col: 2, Value: 10263.67
Row: 18, Col: 1, Value: 10204.43
Row: 18, Col: 2, Value: 10246.55
Row: 19, Col: 1, Value: 10135.59
Row: 19, Col: 2, Value: 10220.01
Row: 20, Col: 1, Value: 10457.51
Row: 20, Col: 2, Value: 10423.57
Row: 21, Col: 1, Value: 10369.71
Row: 21, Col: 2, Value: 10440.21
Row: 22, Col: 1, Value: 10037.94
Row: 22, Col: 2, Value: 10287.61
Row: 23, Col: 1, Value: 9998.540000000001
Row: 23, Col: 2, Value: 10282.48
Row: 24, Col: 1, Value: 10057.64
Row: 24, Col: 2, Value: 10267.02
Row: 25, Col: 1, Value: 10235.19
Row: 25, Col: 2, Value: 10349.03
Row: 26, Col: 1, Value: 10494.31
Row: 26, Col: 2, Value: 10551.93
Row: 27, Col: 1, Value: 10773.36
Row: 27, Col: 2, Value: 10785.13
Row: 28, Col: 1, Value: 10846.19
Row: 28, Col: 2, Value: 10838.46
Row: 29, Col: 1, Value: 11038.79
Row: 29, Col: 2, Value: 10986.24
Row: 30, Col: 1, Value: 11900.4
Row: 30, Col: 2, Value: 11400.86
Row: 31, Col: 1, Value: 12053.23
Row: 31, Col: 2, Value: 11493.94
Row: 32, Col: 1, Value: 11857.66
Row: 32, Col: 2, Value: 11455.25
Row: 33, Col: 1, Value: 12104.7
Row: 33, Col: 2, Value: 11585.71
Row: 34, Col: 1, Value: 12331.3
Row: 34, Col: 2, Value: 11703.59
Row: 35, Col: 1, Value: 12686.61
Row: 35, Col: 2, Value: 11890.55
Row: 36, Col: 1, Value: 12989.67
Row: 36, Col: 2, Value: 12053.21
Row: 37, Col: 1, Value: 13349.25
Row: 37, Col: 2, Value: 12229.39
$13,349
$
$
$12,229
$
$
$
12/31/92 12/31/93 12/31/94 12/31/95
 QUALITY OF PORTFOLIO SECURITIES. As described above, Long-Term Government may invest in lower quality securities than Government Income. Government Income invests in U.S. government securities, the highest quality securities, whereas Long-Term Government may invest in securities rated A-quality or above. Although this policy means that Long-Term Government may invest in securities that represent a higher risk, in practice this policy has not represented a significant difference between the Funds, since both Funds have generally invested in securities of AAA-quality.
 DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. Diversification may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry. As described above, Long-Term Government has the flexibility to invest in fewer issuers than Government Income. In practice, however, the Funds have not differed to any significant extent with respect to diversification since both Funds have invested exclusively in U.S. government securities since June 1994. Accordingly, the distinction in the Funds' diversification policies has no practical impact on the risk of investing in the Funds.
 FOREIGN SECURITIES. As described above, although both Funds focus on U.S. government securities, only Long-Term Government currently has the flexibility to invest in securities such as those issued by corporations or foreign governments. These securities generally carry more risk than U.S. government securities. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These risks include those relating to political or economic conditions in the foreign country, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign securities may be unwilling to repay principal and interest when due or allow repatriation of amounts paid, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments more volatile. As described above, as a practical matter, this distinction in the Funds' policies has little impact on the relative risk of an investment in the Funds, because Long-Term Government, like Government Income, has tended to invest mainly in U.S. government securities, and since June 1994 has invested exclusively in U.S. government securities.
THE PROPOSED TRANSACTION
TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN LONG-TERM GOVERNMENT BOND FUND AND SPARTAN GOVERNMENT INCOME FUND REORGANIZATION PLAN
 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as
Exhibit I to this Proxy Statement.
 The Agreement contemplates (a) Government Income acquiring on the Closing Date all of the assets of Long-Term Government in exchange solely for shares of Government Income and the assumption by Government Income of Long-Term Government's liabilities; and (b) the distribution of shares of Government Income to the shareholders of Long-Term Government as provided for in the Agreement.
 The assets of Long-Term Government to be acquired by Government Income include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Long-Term Government, and any deferred or prepaid expenses shown as an asset on the books of Long-Term Government on the Closing Date. Government Income will assume from Long-Term Government all liabilities, debts, obligations, and duties of Long-Term Government of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Long-Term Government will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date. Government Income also will deliver to Long-Term Government shares of Government Income equal in value to the net asset value per share of Long-Term Government multiplied by the number of shares of Long-Term Government then outstanding, which Long-Term Government shall then distribute PRO RATA to its shareholders.
 The value of Long-Term Government's assets to be acquired by Government Income and the amount of its liabilities to be assumed by Government Income will be determined as of the close of business (4:00 p.m. Eastern time) of Long-Term Government on the Closing Date, using the valuation procedures set forth in Long-Term Government's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Government Income will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.
 Upon the Closing Date, Long-Term Government will distribute to its shareholders of record the shares of Government Income it received, so that each Long-Term Government shareholder will receive the number of full and fractional shares of Government Income equal in value to the aggregate net asset value of shares of Long-Term Government held by such shareholder on the Closing Date; Long-Term Government will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Government Income in the names of the Long-Term Government shareholders and by transferring thereto shares of Government Income. Each Long-Term Government shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Government Income due that shareholder. Government Income shall not issue certificates representing its shares in connection with such exchange.
 Accordingly, immediately after the Reorganization, each former Long-Term Government shareholder will own shares of Government Income equal to the aggregate net asset value of that shareholder's shares of Long-Term Government immediately prior to the Reorganization. The net asset value per share of Government Income will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.
 Any transfer taxes payable upon issuance of shares of Government Income in a name other than that of the registered holder of the shares on the books of Long-Term Government as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Long-Term Government is and will continue to be its responsibility up to and including the Closing Date and such later date on which Long-Term Government is liquidated.
 Pursuant to its management contract and its all-inclusive management fee, FMR will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to Long-Term Government and Government Income due to the the Reorganization which will be borne by Long-Term Government and Government Income, respectively. The Funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."
 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting. REASONS FOR THE REORGANIZATION
 The Boards of Trustees (the Boards) of both Funds have determined that the Reorganization is in the best interests of the shareholders of both Funds and that the Reorganization will not result in a dilution of any shareholders' interests.
 In considering the Reorganization, the Boards considered a number of factors, including the following:
(1)  the compatibility of the Funds' investment objectives and policies;
(2)  the historical performance and volatility of the Funds;
(3) the impact of the Reorganization on the expected expense ratio of Government Income relative to each Fund's current expense ratio;
(4)  the costs to be incurred by each Fund as a result of the
Reorganization;
(5)  the tax consequences of the Reorganization;
(6)  services available to shareholders before and after the
Reorganization; and
(7)  elimination of duplicative funds and benefit to FMR.
 FMR recommended the Reorganization to the Boards at a meeting of the Boards on November 16, 1995. In recommending the Reorganization, FMR also advised the Boards that the Funds have generally compatible investment objectives and policies, with the material differences noted, and that the Funds have similar investment strategies, with the material differences noted. In particular, FMR informed the Boards that the Funds differ with respect to their average maturities.
 The Boards further considered the relative risk/return characteristics of the Funds, in particular the lower potential volatility of an investment in Government Income due to the Fund's focus on securities with shorter average maturities. The Boards specifically weighed the fact that the longer average maturity of Long-Term Government's portfolio has resulted in higher cumulative total returns for the last three years ended September 30, 1995, but also has caused the Fund to be significantly more volatile than Government Income. Accordingly, the Boards considered that if the Reorganization is approved, the former shareholders of Long-Term Government in certain market conditions might lose the potential returns from an investment in longer-term securities, but that they also probably would reduce their exposure to interest rate fluctuations.
 The Boards also considered that former shareholders of Long-Term Government will receive shares of Government Income equal to the value of their shares of Long-Term Government. In addition, the Funds will receive an opinion of counsel that the Reorganization will not result in any gain or loss for Federal income tax purposes either to Long-Term Government or Government Income or to the shareholders of either Fund.
 Furthermore, the Boards considered that combining the Funds would result in an immediate benefit to shareholders by lowering expenses, as a percentage of net assets, of both Funds, because FMR would voluntarily lower its management fee from .65% of average net assets to .60% of the combined fund's average net assets for a period of two years following the effective date of the Reorganization. The Boards also considered that after the two years have expired, FMR could allow Government Income's total fund operating expenses to revert to the current contractual rate of .65% of the Fund's average net assets. In addition, FMR informed the Boards that it would pay the costs associated with the Reorganization, including professional fees and the costs of proxy solicitation. FMR further informed the Boards that although the Funds would bear any costs (as described above) associated with portfolio adjustments resulting from the Reorganization, FMR believed that such costs would be minimal and would be counterbalanced by FMR's voluntary reduction of its management fee.
 In addition, the Boards considered that the Funds have the same purchase and exchange provisions, fees, redemption procedures, and automatic reinvestment policies. FMR informed the Boards that the only exception to the Funds' identical fee structure and shareholder services is their
different dividend declaration policies (as described    on page     ).
 Finally, the Boards considered the proposed Reorganization in the context of a general goal of reducing the number of duplicative funds managed by FMR. FMR advised the Boards that Long-Term Government has not been successful in attracting or retaining assets and that Government Income has a wider appeal among investors. While the reduction of duplicative funds and funds with lower assets potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies. DESCRIPTION OF THE SECURITIES TO BE ISSUED
 Fidelity Fixed-Income Trust (the trust) is registered with the Securities and Exchange Commission (the Commission) as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Government Income is one of five funds of the trust. Each share of Government Income represents an equal proportionate interest with each other share of the Fund, and each such share of Government Income is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the Fund is entitled to one vote for each dollar value of net asset value of the Fund that shareholder owns. Shares of Government Income have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the Fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."
 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.
FEDERAL INCOME TAX CONSIDERATIONS
 The exchange of Long-Term Government's assets for Government Income's shares and the assumption of the liabilities of Long-Term Government by Government Income is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating Funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Long-Term Government and Government Income, substantially to the effect that:
 (i) The acquisition by Government Income of all of the assets of Long-Term Government solely in exchange for Government Income shares and the assumption by Government Income of Long-Term Government's liabilities, followed by the distribution by Long-Term Government of Government Income shares to the shareholders of Long-Term Government pursuant to the liquidation of Long-Term Government and constructively in exchange for their Long-Term Government shares will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Long-Term Government and Government Income will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
 (ii) No gain or loss will be recognized by Long-Term Government upon the transfer of all of its assets to Government Income in exchange solely for Government Income shares and Government Income's assumption of Long-Term Government's liabilities, followed by Long-Term Government's subsequent distribution of those shares to shareholders in liquidation of Long-Term Government;
 (iii) No gain or loss will be recognized by Government Income upon the receipt of the assets of Long-Term Government in exchange solely for Government Income shares and its assumption of Long-Term Government's liabilities;
 (iv) The shareholders of Long-Term Government will recognize no gain or loss upon the exchange of their Long-Term Government shares solely for Government Income shares;
 (v) The basis of Long-Term Government's assets in the hands of Government Income will be the same as the basis of those assets in the hands of Long-Term Government immediately prior to the Reorganization, and the holding period of those assets in the hands of Government Income will include the holding period of those assets in the hands of Long-Term Government;
 (vi) The basis of Long-Term Government shareholders in Government Income shares will be the same as their basis in Long-Term Government shares to be constructively surrendered in exchange therefor; and
 (vii) The holding period of the Government Income shares to be received by the Long-Term Government shareholders will include the period during which the Long-Term Government shares to be constructively surrendered in exchange therefor were held, provided such Long-Term Government shares were held as capital assets by those shareholders on the date of the Reorganization.
 Shareholders of Long-Term Government should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only related to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
CAPITALIZATION
 The following tables show the capitalization of the Funds as of October 31, 1995 (unaudited) and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.
                   Long-Term       Government       Pro Forma
                   Government      Income           Combined Fund

Net Assets          $ 92,739,266    $ 245,660,979    $ 338,400,245

Net Asset Value     $ 12.14         $ 10.43          $ 10.43
Per Share

Shares               7,637,201       23,561,908       32,453,496
Outstanding

CONCLUSION
 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Boards at a meeting held on November 16, 1995. The Boards of Trustees of Fidelity Devonshire Trust and Fidelity Fixed-Income Trust determined that the proposed Reorganization is in the best interests of shareholders of each Fund and that the interests of existing shareholders of Long-Term Government and Government Income would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Long-Term Government will continue to engage in business as a fund of a registered investment company and the Board of Fidelity Devonshire Trust will consider other proposals for the reorganization or liquidation of the Fund.
ADDITIONAL INFORMATION ABOUT SPARTAN GOVERNMENT INCOME FUND
SELECTED PER-SHARE DATA

1.Years ended                     1995      1995      1994      1993       1992      1991      1990      1989
April 30

2.Net asset value,                $ 9.950   $ 10.00   $ 10.93   $ 10.90    $ 10.64   $ 10.03   $ 10.05   $ 10.00
beginning of period                         0         0         0          0         0         0         0

3.Income from                      .334      .640      .624      .784       .846      .870      .936      .328
Investment
Operations
 Net investment
income

4. Net realized                    .476      .055      (.720)    .370       .294      .610      .010      .050
and
 unrealized gain
(loss)

5. Total from                      .810      .695      (.096)    1.154      1.140     1.480     .946      .378
investment
 operations

6.Less                             (.330)    (.700)    (.574)    (.704)     (.840)    (.870)    (.936)    (.328)
Distributions
 From net
investment
 income

7. In excess of                    --        (.045)    --        --         --        --        --        --
net
 investment
income

8. From net                        --        --        (.100)    (.420)     (.040)    --        (.030)    --
realized gain

9. In excess of                    --        --        (.160)    --         --        --        --        --
net
 realized gain

10. Total                          (.330)    (.745)    (.834)    (1.124)    (.880)    (.870)    (.966)    (.328)
distributions

11.Net asset                      $ 10.43   $ 9.950   $ 10.00   $ 10.93    $ 10.90   $ 10.64   $ 10.03   $ 10.05
value, end of                     0                   0         0          0         0         0         0
period

12.Total return,                   8.23%     7.32%     (1.14)    11.12      11.05     15.27%    9.47%     3.83%
                                                      %         %          %

13.RATIOS AND SUPPLEMENTAL DATA

14.Net assets,                    $ 245,6   $ 239,8   $ 286,6   $ 457,7    $ 482,8   $ 430,4   $ 282,5   $ 21,13
end of period (000                61        99        54        25         37        43        55        5
omitted)

15.Ratio of                        .65%      .65%      .65%      .65%       .65%      .53%      .16%      .65%
expenses to
average net assets

16.Ratio of net                    6.51%A    7.34%     6.79%     7.11%      7.77%     8.35%     9.02%     9.26%
investment income
to average net
assets

17.Portfolio                       138%A     303%      354%      170%       59%       96%       68%       277%
turnover rate


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM DECEMBER 20, 1988 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1989.
E THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD ENDED DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
F EFFECTIVE MAY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
G FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)
MISCELLANEOUS
 AVAILABLE INFORMATION. Fidelity Fixed-Income Trust    and Fidelity
Devonshire Trust are     subject to the informational requirements of the
Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports, proxy material, and other information with the Commission. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.
 LEGAL MATTERS. Certain legal matters in connection with the issuance of Government Income's shares will be passed upon by Kirkpatrick & Lockhart LLP, counsel to the trusts.
 EXPERTS. The audited financial statements of Government Income, incorporated by reference into the Statement of Additional Information, have been examined by Coopers & Lybrand, L.L.P., independent accountants (Coopers), whose report thereon is included in the Annual Report to Shareholders for the fiscal year ended April 30, 1995. The audited financial statements of Long-Term Government, incorporated by reference into the Statement of Additional Information, have been examined by Coopers, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ended January 31, 1995. Unaudited financial statements for Long-Term Government for the six-month period ended July 31, 1995 and unaudited financial statements for Government Income for the six-month period ended October 31, 1995 are also incorporated by reference. The financial statements audited by Coopers have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

EXHIBIT 1
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the 8th day of March, 1996 by and among Fidelity Devonshire Trust, a Massachusetts business trust, on behalf of Spartan Long-Term Government Bond Fund (Long-Term Government), a series of Fidelity Devonshire Trust, and Fidelity Fixed-Income Trust, a Massachusetts business trust, on behalf of Spartan Government Income Fund (Government Income), a series of Fidelity Fixed-Income Trust. Fidelity Devonshire Trust and Fidelity Fixed-Income Trust may be referred to herein collectively as the "Trusts" or each individually as a "Trust." Government Income and Long-Term Government may be referred to herein collectively as the "Funds" or each individually as the "Fund."
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Long-Term Government to Government Income solely in exchange for shares of beneficial interest in Government Income (the Government Income Shares) and the assumption by Government Income of Long-Term Government's liabilities; and (b) the constructive distribution of such shares by Long-Term Government PRO RATA to its shareholders in complete liquidation and termination of Long-Term Government in exchange for all of Long-Term Government's outstanding shares. Long-Term Government shall receive shares of Government Income equal in value to the net asset value per share of Long-Term Government multiplied by the number of shares of Long-Term Government then outstanding, which Long-Term Government shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF LONG-TERM GOVERNMENT. LONG-TERM GOVERNMENT REPRESENTS AND WARRANTS TO AND AGREES WITH GOVERNMENT INCOME
THAT:
 (a) Long-Term Government is a series of Fidelity Devonshire Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity Devonshire Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Long-Term Government dated March 22, 1995, previously furnished to Government Income, did not and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Long-Term Government, threatened against Long-Term Government which assert liability on the part of Long-Term Government. Long-Term Government knows of no facts which might form the basis for the institution of such proceedings;
 (e) Long-Term Government is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Long-Term Government, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Long-Term Government is a party or by which Long-Term Government is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Long-Term Government is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations,
the Statement of Changes in Net Assets,    Financial Highlights    , and
the Schedule of Investments (including market values) of Long-Term Government at January 31, 1996, have been audited by Coopers & Lybrand L.L.P., independent accountants, and have been furnished to Government
Income   . Said Statement of Assets and Liabilities and Schedule of
Investments fairly present the Fund's financial position as of such date
and said Statement of Operations, Changes in Net Assets    ,    and
Financial Highlights     fairly reflect its results of operations, changes
in financial position   , and financial highlights     for the periods
covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Long-Term Government has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its
statement of assets and liabilities as of    January 31, 1996     and those
incurred in the ordinary course of Long-Term Government's business as an
investment company since    January 31, 1996    ;
 (h) The registration statement (Registration Statement) to be filed with the Securities and Exchange Commission (Commission) by Government Income on Form N-14 relating to the shares of Government Income issuable hereunder and the proxy statement of Long-Term Government included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Long-Term Government (i) will comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Long-Term Government, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (i) All material contracts and commitments of Long-Term Government (other than this Agreement) will be terminated without liability to Long-Term Government prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);
 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Long-Term Government of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (k) Long-Term Government has filed or will file all federal and state tax returns which, to the knowledge of Long-Term Government's officers, are required to be filed by Long-Term Government and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Long-Term Government's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (l) Long-Term Government has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date (as defined in Section 6);
 (m) All of the issued and outstanding shares of Long-Term Government are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Long-Term Government will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Government Income in accordance with this Agreement;
 (n) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), Long-Term Government will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Long-Term Government to be transferred to Government Income pursuant to this Agreement. At the Closing Date, subject only to the delivery of Long-Term Government's portfolio securities and any such other assets as contemplated by this Agreement, Government Income will acquire Long-Term Government's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Government Income) and without any restrictions upon the transfer thereof; and
 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Long-Term Government, and this Agreement constitutes a valid and binding obligation of Long-Term Government enforceable in accordance with its terms, subject to shareholder approval.
2. REPRESENTATIONS AND WARRANTIES OF GOVERNMENT INCOME. GOVERNMENT INCOME REPRESENTS AND WARRANTS TO AND AGREES WITH LONG-TERM GOVERNMENT THAT:
 (a) Government Income is a series of Fidelity Fixed-Income Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;
 (b) Fidelity Fixed-Income Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;
 (c) The Prospectus and Statement of Additional Information of Government Income, dated June 24, 1995, previously furnished to Long-Term Government did not and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Government Income, threatened against Government Income which assert liability on the part of Government Income. Government Income knows of no facts which might form the basis for the institution of such proceedings;
 (e) Government Income is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Government Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Government Income is a party or by which Government Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Government Income is a party or is bound;
 (f) The Statement of Assets and Liabilities, the Statement of Operations,
the Statement of Changes in Net Assets,    Financial Highlights    , and
the Schedule of Investments (including market values) of Government Income at April 30, 1995, have been audited by Coopers & Lybrand L.L.P., independent accountants, and have been furnished to Long-Term Government together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended October 31, 1995. Said Statements of Assets and Liabilities and Schedules of Investments fairly present its financial position as of such dates and
said Statement of Operations   ,     Changes in Net Assets   , and
Financial Highlights     fairly reflect its results of operations   ,
    changes in financial position   , and financial highlights     for the
periods covered thereby in conformity with generally accepted accounting principles consistently applied;
 (g) Government Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1995 and those incurred in the ordinary course of Government Income's business as an investment company since October 31, 1995;
 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Government Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);
 (i) Government Income has filed or will file all federal and state tax returns which, to the knowledge of Government Income's officers, are required to be filed by Government Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Government Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (j) Government Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current
taxable year ending on    April 30, 1997    ;
 (k) By the Closing Date, the shares of beneficial interest of Government Income to be issued to Long-Term Government will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Government Income, and no shareholder of Government Income will have any preemptive right of subscription or purchase in respect thereof;
 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Government Income, and this Agreement constitutes a valid and binding obligation of Government Income enforceable in accordance with its terms, subject to approval by the shareholders of Long-Term Government;
 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Government Income, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Government Income, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
 (n) The issuance of the Government Income Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and
 (o) All of the issued and outstanding shares of beneficial interest of Government Income have been offered for sale and sold in conformity with the federal securities laws.
3. REORGANIZATION.
 (a) Subject to the requisite approval of the shareholders of Long-Term Government and to the other terms and conditions contained herein, Long-Term Government agrees to assign, sell, convey, transfer, and deliver to Government Income on the Closing Date (as defined in Section 6) all of the assets of Long-Term Government of every kind and nature existing on the Closing Date. Government Income agrees in exchange therefor: (i) to assume all of Long-Term Government's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Long-Term Government the number of full and fractional shares of Government Income having an aggregate net asset value equal to the value of the assets of Long-Term Government transferred hereunder, less the value of the liabilities of Long-Term Government, determined as provided for under Section 4.
 (b) The assets of Long-Term Government to be acquired by Government Income shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Long-Term Government, and any deferred or prepaid expenses shown as an asset on the books of Long-Term Government on the Closing Date. Long Term Government will pay or cause to be paid to Government Income any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Government Income hereunder, and Government Income will retain any dividend or interest payments received by it after the Valuation Time (as defined in
Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) The liabilities of Long-Term Government to be assumed by Government Income shall include (except as otherwise provided for herein) all of Long-Term Government's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Long-Term Government agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), Long-Term Government will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Government Income Shares in exchange for such shareholders' shares of beneficial interest in Long-Term Government and Long-Term Government will be liquidated in accordance with Long-Term Government's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Government Income's share transfer books in the names of the Long-Term Government shareholders and transferring the Government Income Shares thereto. Each Long-Term Government shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Government Income Shares due that shareholder. All outstanding Long-Term Government shares, including any represented by certificates, shall simultaneously be canceled on Long-Term Government's share transfer records. Government Income shall not issue certificates representing the Government Income Shares in connection with the Reorganization.
 (e) Any reporting responsibility of Long-Term Government is and shall remain its responsibility up to and including the date on which it is terminated.
 (f) Any transfer taxes payable upon issuance of the Government Income Shares in a name other than that of the registered holder on Long-Term Government's books of the Long-Term Government shares constructively exchanged for the Government Income Shares shall be paid by the person to whom such Government Income Shares are to be issued, as a condition of such transfer.
4. VALUATION.
 (a) The Valuation Time shall be 4:00 p.m. Eastern time on the Closing Date (as defined in Section 6), or such day as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).
 (b) On the Closing Date, Government Income will deliver to Long-Term Government the number of Government Income Shares having an aggregate net asset value equal to the value of the assets of Long-Term Government transferred hereunder less the liabilities of Long-Term Government, determined as provided in this Section 4.
 (c) The net asset value of the Government Income Shares to be delivered to Long-Term Government, the value of the assets of Long-Term Government transferred hereunder, and the value of the liabilities of Long-Term Government to be assumed hereunder shall in each case be determined as of the Valuation Time.
 (d) The net asset value of the Government Income Shares shall be computed in the manner set forth in the then-current Government Income Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Long-Term Government shall be computed in the manner set forth in the then-current Long-Term Government Prospectus and Statement of Additional Information.
 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Co., a division of FMR Corp., in accordance with its regular practice as pricing agent for Long-Term Government and Government Income.
5. FEES; EXPENSES.
 (a) Pursuant to the Funds' management contracts with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities).
 (b) Each of Government Income and Long-Term Government represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.
6. CLOSING DATE   .
 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, at the Valuation Time on May 31, 1996, or at some other time, date, and place agreed to by Long-Term Government and Government Income (the Closing Date).
 (b) In the event that on the Closing Date: (i) the market for U.S. government securities is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Long-Term Government and the net asset value per Government Income Share is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.
7. SHAREHOLDER MEETING AND TERMINATION OF LONG-TERM GOVERNMENT   .
 (a) Long-Term Government agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Government Income as herein provided, adopting this Agreement, and authorizing the liquidation of Long-Term Government.
 (b) Long-Term Government agrees that as soon as reasonably practicable after distribution of the Government Income Shares, Long-Term Government shall be terminated as a series of Fidelity Devonshire Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Long-Term Government shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO GOVERNMENT INCOME'S OBLIGATIONS.
 The obligations of Government Income hereunder shall be subject to the following conditions:
 (a) That Long-Term Government furnishes to Government Income a statement, dated as of the Closing Date, signed by the Treasurer or Assistant Treasurer of Long-Term Government, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Long-Term Government made in this Agreement are true and correct in all material respects and that Long-Term Government has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That Long-Term Government furnishes Government Income with copies of the resolutions, certified by an officer of Fidelity Devonshire Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Long-Term Government;
 (c) That, on or prior to the Closing Date, Long-Term Government will declare one or more dividends or distributions which, together with all previous such dividends or distributions, shall have the effect of distributing to the shareholders of Long-Term Government substantially all of Long-Term Government's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;
 (d) That Long-Term Government shall deliver to Government Income at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Long-Term Government's behalf by its Treasurer or Assistant Treasurer;
 (e) That Long-Term Government's custodian shall deliver to Government Income a certificate identifying the assets of Long-Term Government held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time: (i) the assets held by the custodian will be transferred to Government Income; (ii) Long-Term Government's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (f) That Long-Term Government's transfer agent shall deliver to Government Income at the Closing a certificate setting forth the number of shares of Long-Term Government outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (g) That Long-Term Government calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Government Income as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Long-Term Government;
 (h) That Long-Term Government delivers to Government Income a certificate of an officer, dated the Closing Date, that there has been no material adverse change in Long-Term Government's financial position since
   January 31, 1996    , other than changes in the market value of its
portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (i) That all of the issued and outstanding shares of beneficial interest of Long-Term Government shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Long-Term Government or its transfer agent by Government Income or its agents shall have revealed otherwise, Long-Term Government shall have taken all actions that in the opinion of Government Income are necessary to remedy any prior failure on the part of Long-Term Government to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF LONG-TERM GOVERNMENT.
 (a) That Government Income shall have executed and delivered to Long-Term Government an Assumption of Liabilities, certified by an officer of Fidelity Fixed-Income Trust, dated as of the Closing Date pursuant to which Government Income will assume all of the liabilities of Long-Term Government existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Government Income furnishes to Long-Term Government a statement, dated as of the Closing Date, signed by the Treasurer or Assistant Treasurer of Government Income, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Government Income made in this Agreement are true and correct in all material respects, and Government Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That Long-Term Government shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Long-Term Government and Government Income, to the effect that the Government Income Shares are duly authorized and upon delivery to Long-Term Government as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Government Income (except as disclosed in Long-Term Government's Statement of Additional Information) and no shareholder of Government Income has any preemptive right of subscription or purchase in respect thereof.
10. CONDITIONS TO OBLIGATIONS OF GOVERNMENT INCOME AND LONG-TERM
GOVERNMENT.
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Long-Term Government;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Government Income or Long-Term Government to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Government Income or Long-Term Government, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Government Income and Long-Term Government, threatened by the Commission; and
 (f) That Government Income and Long-Term Government shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Government Income and Long-Term Government that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under section 368(a)(1)(C) of the Code, and Long-Term Government and Government Income will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by Long-Term Government upon the transfer of all of its assets to Government Income in exchange solely for the Government Income Shares and the assumption of Long-Term Government's liabilities followed by the distribution of those Government Income Shares to the shareholders of Long-Term Government;
  (iii) No gain or loss will be recognized by Government Income on the receipt of Long-Term Government's assets in exchange solely for the Government Income Shares and the assumption of Long-Term Government's liabilities;
  (iv) The basis of Long-Term Government's assets in the hands of Government Income will be the same as the basis of such assets in Long-Term Government's hands immediately prior to the Reorganization;
  (v) Government Income's holding period in the assets to be received from Long-Term Government will include Long-Term Government's holding period in such assets;
  (vi) A Long-Term Government shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Long-Term Government for the Government Income Shares in the Reorganization;
  (vii) A Long-Term Government shareholder's basis in the Government Income Shares to be received by him or her will be the same as his or her basis in the Long-Term Government shares exchanged therefor;
  (viii) A Long-Term Government shareholder's holding period for his or her Government Income Shares will be determined by including the period for which he or she held the Long-Term Government shares exchanged therefor, provided that those Long-Term Government shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, each of Long-Term Government and Government Income may not waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF GOVERNMENT INCOME AND LONG-TERM GOVERNMENT.
 (a) Government Income and Long-Term Government each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;
 (b) Long-Term Government covenants that it is not acquiring the Government Income Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;
 (c) Long-Term Government covenants that it will assist Government Income in obtaining such information as Government Income reasonably requests concerning the beneficial ownership of Long-Term Government's shares; and
 (d) Long-Term Government covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Long-Term Government will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER.
 Government Income and Long-Term Government may terminate this Agreement by mutual agreement. In addition, either Government Income or Long-Term Government may at its option terminate this Agreement at or prior to the Closing Date because:
  (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
In the event of any such termination, there shall be no liability for damages on the part of Long-Term Government or Government Income, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Government Income or Long-Term Government; provided, however, that following the shareholders' meeting called by Long-Term Government pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Government Income Shares to be paid to Long-Term Government shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST.
 A copy of the Declaration of Trust of each Fund, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
SIGNATURE LINES OMITTED
SPARTAN(registered trademark) LONG-TERM GOVERNMENT BOND FUND
Dear Shareholder:
I am writing to let you know about an important proposal to merge Spartan Long-Term Government Bond Fund with another Spartan government bond fund, and to ask you to send in your vote. A Special Meeting of shareholders will be held in May, and the votes submitted in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.
Please take the time to read the enclosed materials and cast your vote on the yellow proxy card. PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
HERE IS A BRIEF SUMMARY OF THE PROPOSAL.
The Trustees of Spartan Long-Term Government Bond Fund are recommending that the fund merge with Spartan Government Income Fund, a larger bond fund also managed by Fidelity Management & Research Company. If shareholders vote to approve the merger, Spartan Long-Term Government Bond Fund will cease to exist and you will become a shareholder of Spartan Government Income Fund instead.
Both funds currently have the same portfolio manager, but have different investment policies and goals. Spartan Government Income Fund invests in a broad cross-section of the government bond market, including short, intermediate, and long-term securities. Spartan Long-Term Government Bond Fund has invested almost exclusively in long-term bonds. As a result, Spartan Government Income Fund has tended to have less volatile performance than Spartan Long-Term Government Bond Fund, rising less in up markets and falling less in down markets. Overall, it follows a more moderate investment style.
If the merger is approved, shareholders of the merged fund will enjoy lower operating expenses for a period of two years. Fidelity has agreed to reduce its management fee from .65% to .60% for this period if the merger is approved. If shareholders vote against the merger, the funds will remain separate and expenses will not be reduced.
The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that the merger is in shareholders' best interests, and recommend that you vote for the proposal. But the final decision is up to you. VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
/s/Edward C. Johnson 3d
Edward C. Johnson 3d
President
LTG- PXL -396
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY DEVONSHIRE TRUST: SPARTAN(registered trademark) LONG-TERM GOVERNMENT BOND FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Richard J. Flynn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Devonshire Trust: as indicated above, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on Tuesday, May 7, 1996 at 11:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1996
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316128206/fund# 459

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
__________________________________________________________________________
___________________

1.   To approve an Agreement and Plan of Reorganization     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
     between Spartan Long-Term Government Bond Fund
     and Spartan Government Income Fund.


LTG-PXC-396    cusip # 316128206/fund# 459
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about the funds and their investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, and a copy of the funds' Statement of Additional Information (SAI) dated June 24, 1995. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of any of these documents, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risk, including the possible loss of principal.

LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
SSG/SPG-pro-695

SPARTAN(registered trademark)
SHORT-INTERMEDIATE
GOVERNMENT
FUND
and
SPARTAN(registered trademark)
GOVERNMENT
INCOME
FUND
Each fund invests in U.S. government securities. Spartan Short-Intermediate Government seeks high current income with preservation of capital. Spartan Government Income seeks high current income.
PROSPECTUS
JUNE 24, 1995(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA 02109


CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES Each fund's yearly
                            operating expenses.

                            FINANCIAL HIGHLIGHTS A summary
                            of each fund's financial data.

                            PERFORMANCE How each fund has
                            done over time.

THE FUNDS IN DETAIL         CHARTER How each fund is
                            organized.

                            INVESTMENT PRINCIPLES AND RISKS
                            Each fund's overall approach to
                            investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and
                            what they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different
                            ways to set up your account,
                            including tax-sheltered retirement
                            plans.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money
                            out and closing your account.

                            INVESTOR SERVICES Services to
                            help you manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS, AND
ACCOUNT POLICIES            TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of
                            purchases and redemptions.

                            EXCHANGE RESTRICTIONS

KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
SPARTAN SHORT-INTERMED. GOV'T.
GOAL: High current income with preservation of capital.
STRATEGY: Invests mainly in securities fully guaranteed by the U.S. government while normally maintaining an average maturity of two to five years.
SIZE: As of April 30, 1995, the fund had over $93 million in assets. SPARTAN GOV'T. INCOME
GOAL: High current income.
STRATEGY: Invests mainly in securities of any maturity issued or guaranteed by the U.S. government and its agencies.
SIZE: As of April 30, 1995, the fund had over $239 million in assets.
WHO MAY WANT TO INVEST
Either fund may be appropriate for investors who seek high current income from a portfolio of U.S. government securities. A fund's level of risk and potential reward depend on the quality and maturity of its investments. Because Spartan Government Income can invest in securities with any maturity, it has the potential for higher yields, but also carries a higher degree of risk.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. When you sell your shares, they may be worth more or less than what you paid for them. By themselves, these funds do not constitute a balanced investment plan.
The Spartan family of funds is designed for cost-conscious investors looking for higher yields through lower costs. The Spartan Approach(registered trademark) requires investors to make high minimum investments and, in some cases, to pay for individual transactions.
THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. The
funds in this prospectus are
in the INCOME category.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(right arrow) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME
Seeks long-term growth and
income by investing in stocks
and bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly
in stocks.
(checkmark)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell or hold shares of a fund. See page for more information about these fees. Maximum sales charge on purchases and reinvested distributions None
Deferred sales charge on redemptions None
Exchange and wire transaction fees $5.00
Checkwriting fee, per check written $2.00
Account closeout fee $5.00
Annual account maintenance fee
(for accounts under $2,500) $12.00
THESE FEES ARE WAIVED if your account balance at the time of the transaction is $50,000 or more.
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts (see page ).
The following are projections based on historical expenses, and are calculated as a percentage of average net assets.
SPARTAN SHORT-INTERMED. GOV'T.
Management fee                  .65%

12b-1 fee                       None

Other expenses                  .00%

Total fund operating expenses   .65%

SPARTAN GOV'T. INCOME
Management fee                  .65%

12b-1 fee                       None

Other expenses                  .00%

Total fund operating expenses   .65%

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated, first assuming that you leave your account open, and then assuming that you close your account at the end of the period:
SPARTAN SHORT-INTERMED. GOV'T.
      Account    Account
      open       closed

After 1 year     $ 7          $ 12

After 3 years    $ 21         $ 26

After 5 years    $ 36         $ 41

After 10 years   $ 81         $ 86

SPARTAN GOV'T. INCOME
      Account    Account
      open       closed

After 1 year     $ 7          $ 12

After 3 years    $ 21         $ 26

After 5 years    $ 36         $ 41

After 10 years   $ 81         $ 86

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. FINANCIAL HIGHLIGHTS
The tables that follow are included in each fund's Annual Report and have been audited by Coopers & Lybrand L.L.P., independent accountants. Their reports on the financial statements and financial highlights are included in the Annual Reports. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the funds' Statement of Additional Information.
SPARTAN SHORT-INTERMEDIATE GOVERNMENT

18.Selected Per-Share Data and Ratios

19.Years Ended April 30                                    1993D      1994       1995

20.Net asset value, beginning of period                    $ 10.000   $ 10.090   $ 9.490

21.Income from Investment Operations                        .257       .616       .665
 Net investment income

22. Net realized and unrealized gain (loss) on              .083       (.579)     (.065)
investments                                                                      E

23. Total from investment operations                        .340       .037       .600

24.Less Distributions                                       (.250)     (.617)     (.650)
 From net investment income

25. In excess of net investment income                      --         (.010)     --

26. In excess of net realized gain on investments           --         (.010)     --

27. Total distributions                                     (.250)     (.637)     (.650)

28.Net asset value, end of period                          $ 10.090   $ 9.490    $ 9.440

29.Total returnB,C                                          3.43       .29        6.60
                                                           %          %          %

30.Net assets, end of period (000 omitted)                 $ 54,853   $ 53,726   $ 93,888

31.Ratio of expenses to average net assets                  .02        .10        .10
                                                           %A         %          %

32.Ratio of expenses to average net assets before           .65        .65        .65
expense reductions                                         %A         %          %

33.Ratio of net investment income to average net assets     7.28       7.33       7.35
                                                           %A         %          %

34.Portfolio turnover rate                                  587        271        282
                                                           %A         %          %


A ANNUALIZED.
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM DECEMBER 18, 1992 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1993.
E THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN ON INVESTMENTS FOR THE PERIOD ENDED DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
SPARTAN GOVERNMENT INCOME

35.Selected Per-Share Data
and Ratios

36.Years Ended                1989D      1990       1991       1992       1993       1994       1995
April 30

37.Net asset                  $ 10.000   $ 10.050   $ 10.030   $ 10.640   $ 10.900   $ 10.930   $ 10.000
value, beginning
of period

38.Income from                 .328       .936       .870       .846       .784       .624       .640
Investment
Operations
 Net investment
income

39. Net realized               .050       .010       .610       .294       .370       (.720)     .055E
and unrealized
 gain (loss) on
investments

40. Total from                 .378       .946       1.480      1.140      1.154      (.096)     .695
investment
 operations

41.Less                        (.328)     (.936)     (.870)     (.840)     (.704)     (.574)     (.700)
Distributions
 From net
investment
 income

42. In excess of               --         --         --         --         --         --         (.045)
net
 investment
income

43. From net                   --         (.030)     --         (.040)     (.420)     (.100)     --
realized gain
 on investments

44. In excess of               --         --         --         --         --         (.160)     --
net realized
 gain on
investments

45. Total                      (.328)     (.966)     (.870)     (.880)     (1.124)    (.834)     (.745)
distributions

46.Net asset                  $ 10.050   $ 10.030   $ 10.640   $ 10.900   $ 10.930   $ 10.000   $ 9.950
value, end
of period

47.Total returnB,C             3.83       9.47       15.27      11.05      11.12      (1.14)     7.32
                              %          %          %          %          %          %          %

48.Net assets, end            $ 21,135   $ 282,55   $ 430,44   $ 482,83   $ 457,72   $ 286,65   $ 239,89
of period (000                           5          3          7          5          4          9
omitted)

49.Ratio of                    .65        .16        .53        .65        .65        .65        .65
expenses to                   %A         %          %          %          %          %          %
average net assets

50.Ratio of                    .65        .65        .65        .65        .65        .65        .65
expenses to                   %A         %          %          %          %          %          %
average net assets
before expense
reductions

51.Ratio of net                9.26       9.02       8.35       7.77       7.11       6.79       7.34
investment income             %A         %          %          %          %          %          %
to average net
assets

52.Portfolio                   277        68         96         59         170        354        303
turnover rate                 %A         %          %          %          %          %          %


A ANNUALIZED.
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING SOME OF THE PERIODS SHOWN.
D FROM DECEMBER 20, 1988 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1989.
E THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD ENDED DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and reflect the $5 account closeout fee but do not reflect effect of taxes or any transaction fees you may have paid. The figures would be lower if fees were taken into account.
Each fund's fiscal year runs from May 1 through April 30. The tables below show each fund's performance over past fiscal years compared to two measures: a comparative index (Salomon Brothers 1 to 5 Year Treasury Index for Spartan Short-Intermediate Government and Salomon Brothers Treasury/Agency Index for Spartan Government Income) and inflation (CPI). The charts on page 9 compare each fund's calendar-year performance with that of their respective index and do not reflect the effect of the $5 account closeout fee.
SPARTAN SHORT-INTERMED. GOV'T.
Fiscal periods ended  Past 1 Life of
April 30, 1995  year fundA
Average             6.58    4.33
annual             %       %
total return

Cumulative          6.58    10.56
total return       %       %

Salomon                 5.86   n/a
Brothers 1 to 5        %
Year Treasury
Index
(average
annual)

Consumer                3.05    2.96
Price Index            %       %
(average
annual)

Consumer                3.05    7.05
Price Index            %       %
(cumulative)

SPARTAN GOV'T. INCOME
Fiscal periods ended Past 1 Past 5 Life of
April 30, 1995 year years fundB
Average         7.31    8.58    8.85
annual         %       %       %
total return

Cumulative      7.31    50.91    71.52
total return   %       %        %

Salomon          6.50    9.27    n/a
Brothers        %       %
Treasury/Agen
cy Index
(average
annual)

Salomon          6.50    55.80   n/a
Brothers        %       %
Treasury/Agen
cy Index
(cumulative)

Consumer         3.05    3.34     3.72
Price Index     %       %        %
(average
annual)

Consumer         3.05    17.84    26.06
Price Index     %       %        %
(cumulative)

A FROM DECEMBER 18, 1992
B FROM DECEMBER 20, 1988
UNDERSTANDING
PERFORMANCE
Because these funds invest
in fixed-income securities,
their performance is related
to changes in interest rates.
Funds that hold short-term
bonds are usually less
affected by changes in
interest rates than long-term
bond funds. For that reason,
long-term bond funds typically
offer higher yields and carry
more risk than short-term
bond funds.
(checkmark)
EXPLANATION OF TERMS
SPARTAN SHORT-INTERMEDIATE GOVERNMENT
Calendar year total returns         1993 1994
Spartan Short-Intermediate Government
5.68%  -0.52%
Salomon Bros. 1 to 5 Year Treasury Index
6.89% -0.79%
Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: nil
Row: 2, Col: 2, Value: nil
Row: 3, Col: 1, Value: nil
Row: 3, Col: 2, Value: nil
Row: 4, Col: 1, Value: nil
Row: 4, Col: 2, Value: nil
Row: 5, Col: 1, Value: nil
Row: 5, Col: 2, Value: nil
Row: 6, Col: 1, Value: nil
Row: 6, Col: 2, Value: nil
Row: 7, Col: 1, Value: nil
Row: 7, Col: 2, Value: nil
Row: 8, Col: 1, Value: nil
Row: 8, Col: 2, Value: nil
Row: 9, Col: 1, Value: 5.68
Row: 9, Col: 2, Value: 6.89
Row: 10, Col: 1, Value: -0.52
Row: 10, Col: 2, Value: -0.79
(large solid box) Spartan
Short-
Intermediate
Gov't.
(large hollow box) Salomon
Bros.
1 to 5 Year

SPARTAN GOVERNMENT INCOME
Calendar year total returns     1989 1990 1991 1992 1993 1994
Spartan Government Income     15.23% 9.17% 15.11% 7.12% 7.3
4%  -3.59%
Salomon Bros. Treasury/Agency Index     14.24% 8.78% 15.33% 7.2
4% 10.74% -3.40%
Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: nil
Row: 2, Col: 2, Value: nil
Row: 3, Col: 1, Value: nil
Row: 3, Col: 2, Value: nil
Row: 4, Col: 1, Value: nil
Row: 4, Col: 2, Value: nil
Row: 5, Col: 1, Value: 15.23
Row: 5, Col: 2, Value: 14.24
Row: 6, Col: 1, Value: 9.17
Row: 6, Col: 2, Value: 8.779999999999999
Row: 7, Col: 1, Value: 15.11
Row: 7, Col: 2, Value: 15.33
Row: 8, Col: 1, Value: 7.119999999999999
Row: 8, Col: 2, Value: 7.24
Row: 9, Col: 1, Value: 7.34
Row: 9, Col: 2, Value: 10.74
Row: 10, Col: 1, Value: 3.59
Row: 10, Col: 2, Value: -3.4
(large solid box) Spartan
Gov't.
Income
(large hollow box) Salomon
Bros.
Treasury/Ag
ency

TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. government.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
   THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, each fund is currently a diversified fund of Fidelity Fixed-Income Trust, an open-end management investment company organized as a Massachusetts business trust on September 5, 1984.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES, which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses their investments and handles their business affairs.
Curtis Hollingsworth is manager of Spartan Short-Intermediate Government, which he has managed since December 1992. Mr. Hollingsworth also manages Short-Intermediate Government, Institutional Short-Intermediate Government, Spartan Limited Maturity Government, and Spartan Long-Term Government. Previously, he managed Government Securities and Advisor Government Investment. Mr. Hollingsworth joined Fidelity in 1983.
Robert Ives is manager of Spartan Government Income, which he has managed since October 1993. Mr. Ives also manages Government Securities, Advisor Annuity Government Investment and Advisor Government Investment. Previously, he managed Ginnie Mae and Spartan Ginnie Mae. Mr. Ives joined Fidelity in 1991, after receiving an M.B.A. from the University of Chicago. Previously, Mr. Ives was a consultant to the U.S. Air Force for MITRE Corp. and an engineer at Bell Labs.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Service Co. (FSC) performs transfer agent servicing functions for the funds.
FMR Corp. is the parent company of FMR. Through ownership of voting common stock, members of the Edward C. Johnson 3d family form a controlling group with respect to FMR Corp. Changes may occur in the Johnson family group, through death or disability, which would result in changes in each individual family member's holding of stock. Such changes could result in one or more family members becoming holders of over 25% of the stock. FMR Corp. has received an opinion of counsel that changes in the composition of the Johnson family group under these circumstances would not result in the termination of the fund's management or distribution contracts and, accordingly, would not require a shareholder vote to continue operation under those contracts.
To carry out the funds' transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that a fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
SPARTAN SHORT-INTERMEDIATE GOVERNMENT seeks as high a level of current income as is consistent with preservation of capital. FMR normally invests at least 65% of the fund's total assets in U.S. government securities whose principal and interest payments are backed by the full faith and credit of the U.S. government, and in repurchase agreements secured by U.S. government securities. Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of two to five years under normal conditions. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.
SPARTAN GOVERNMENT INCOME seeks a high level of current income by investing principally in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. FMR normally invests at least 65% of the fund's total assets in these securities. The fund has no restrictions on maturity, but it generally invests in medium and long-term securities and maintains an interest rate sensitivity that approximates that of government bonds with maturities between five and ten years.
EACH FUND intends to invest exclusively in U.S. government securities, or in instruments that are backed by or related to, government securities. Both funds may also invest in futures contracts and other derivatives to adjust their investment exposure. In seeking the objective for each fund, FMR considers the level of risk of an investment in relation to its total return potential. Spartan Short-Intermediate Government normally limits its average maturity to between two and five years and invests in securities backed by the full faith and credit of the U.S. government. Spartan Government Income has no stated maturity policy but generally invests in a broader range of government securities with longer maturities.
Each fund's yield and share price change daily and are based on changes in interest rates, market conditions, other economic and political news, and on the quality and maturity of its investments. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. FMR may use various investment techniques to hedge a portion of the funds' risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of the funds, they may be worth more or less than what you paid for them. It is important to note that neither the funds nor their yields are guaranteed by the U.S. government.
FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, and strategies FMR may employ in pursuit of a fund's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well. A complete listing of each fund's policies and limitations and more detailed information about the funds' investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the funds achieve their goals. Current holdings and recent investment strategies are detailed in the funds' financial reports which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
U.S. GOVERNMENT SECURITIES are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by the Financing Corporation are supported only by the credit of the entity that issued them.
ASSET-BACKED AND MORTGAGE SECURITIES include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk. STRIPPED SECURITIES are the separate income or principal components of a debt security. Their risks are similar to those of other debt securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect a fund's yield.
BORROWING. A fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: A fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SPARTAN SHORT-INTERMEDIATE GOVERNMENT seeks as high a level of current income as is consistent with preservation of capital.
SPARTAN GOVERNMENT INCOME seeks a high level of current income by investing principally in U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
EACH FUND may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs.
FMR may, from time to time, agree to reimburse the funds for management fees above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. Each fund pays a management fee at a fixed annual rate of .65% of its average net assets. The total management fee rate for Spartan Short-Intermediate Government for fiscal 1995, after reimbursement, was .10%.
FSC performs many transaction and accounting functions for the funds. These services include processing shareholder transactions and calculating each fund's share price. FMR, and not the funds, pays for these services.
To offset shareholder service costs, FMR or its affiliates also collect the funds' $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and the $2.00 checkwriting charge. For fiscal 1995, these fees amounted to $2,065, $575, $105, and $478, respectively, for Spartan Short- Intermediate Government and $6,944, $1,755, $405, and $376, respectively, for Spartan Government Income.
Each fund has adopted a Distribution and Service Plan. These plans recognize that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the funds do not pay FMR any separate fees for this service.
For fiscal 1995, the portfolio turnover rates for Spartan Short-Intermediate Government and Spartan Government Income were 282% and 303%, respectively. These rates vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 75 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
If you are investing through FBSI or another financial institution or investment professional, refer to its program materials for any special provisions regarding your investment in the fund.
The different ways to set up (register) your account with Fidelity are listed at right.
The account guidelines that follow may not apply to certain retirement accounts. If your employer offers a fund through a retirement program, contact your employer for more information. Otherwise, call Fidelity directly.








FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over 210
(solid bullet) Assets in Fidelity mutual
funds: over $280 billion
(solid bullet) Number of shareholder
accounts: over 20 million
(solid bullet) Number of investment
analysts and portfolio
managers: over 200
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals, and other charitable organizations.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
EACH FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. Each fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
For Fidelity retirement accounts  $10,000
TO ADD TO AN ACCOUNT  $1,000
For Fidelity retirement accounts $1,000
Through automatic investment plans $500
MINIMUM BALANCE $5,000
For Fidelity retirement accounts $5,000













UNDERSTANDING THE
SPARTAN APPROACH(registered trademark)
Fidelity's Spartan Approach is
based on the principle that
lower fund expenses can
increase returns. The Spartan
funds keep expenses low in
two ways. First, higher
investment minimums reduce
the effect of a fund's fixed
costs, many of which are paid
on a per-account basis.
Second, unlike most mutual
funds that include transaction
costs as part of overall fund
expenses, Spartan
shareholders pay directly for
the transactions they make.
(checkmark)

                                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                                      Fidelity fund account                         Fidelity fund account
                                      with the same                                 with the same
                                      registration, including                       registration, including
                                      name, address, and                            name, address, and
                                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: $50,000.



Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to the complete
                      check payable to the                          name of the fund.
                      complete name of the                          Indicate your fund
                      fund of your choice.                          account number on
                      Mail to the address                           your check and mail to
                      indicated on the                              the address printed on
                      application.                                  your account statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.



In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) There may be a $5.00       (small solid bullet) There may be a $5.00
                      fee for each wire                               fee for each wire
                      purchase.                                       purchase.
                      (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Not available for
                      set up your account                             retirement accounts.
                      and to arrange a wire                           (small solid bullet) Wire to:
                      transaction. Not                                Bankers Trust
                      available for retirement                        Company,
                      accounts.                                       Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify the complete
                      Bank Routing                                    name of the fund and
                      #021001033,                                     include your account
                      Account #00163053.                              number and your
                      Specify the complete                            name.
                      name of the fund and
                      include your new
                      account number and
                      your name.



Automatically (automatic_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign
                                                                          up for this service
                                                                          when opening your
                                                                          account, or call
                                                                          1-800-544-6666 to add
                                                                          it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted.
Share price is normally calculated at 4 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 worth of shares in the account to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last
30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a
Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table at right.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


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
IF YOUR ACCOUNT BALANCE IS LESS THAN $50,000, THERE ARE FEES FOR INDIVIDUAL REDEMPTION
TRANSACTIONS: $2.00 FOR EACH CHECK YOU WRITE AND $5.00 FOR EACH EXCHANGE, BANK WIRE,
AND ACCOUNT CLOSEOUT.



Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                 except retirement     $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                 All account types     your bank account; minimum:
                                                                       $10; maximum: $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Retirement account    names appear on the
                                                                       account.
                                                                       (small solid bullet) The account owner should
                                                 Trust                 complete a retirement
                                                                       distribution form. Call
                                                                       1-800-544-6666 to request
                                                                       one.
                                                 Business or           (small solid bullet) The trustee must sign the
                                                 Organization          letter indicating capacity as
                                                                       trustee. If the trustee's name
                                                                       is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                 Executor,             within the last 60 days.
                                                 Administrator,        (small solid bullet) At least one person
                                                 Conservator,          authorized by corporate
                                                 Guardian              resolution to act on the
                                                                       account must sign the letter.
                                                                       (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                 except retirement     feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received by Fidelity
                                                                       before 4 p.m. Eastern time
                                                                       for money to be wired on the
                                                                       next business day.



Check (check_graphic)   All account types    (small solid bullet) Minimum check: $1,000.
                        except retirement    (small solid bullet) All account owners must sign
                                             a signature card to receive a
                                             checkbook.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT BALANCES
1-800-544-7544
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
QUOTES
1-800-544-8544
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)





To reduce expenses, only one copy of most financial reports will be mailed to your household, even if you have more than one account in the fund. Call
1-800-544-6666 if you need copies of financial reports or historical account information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other
Fidelity funds by telephone or in writing. There may be a $5.00 fee for each exchange out of the funds, unless you place your transaction on Fidelity's automated exchange services.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly.
Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call
1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS

FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND


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
MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$500      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.



DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY FUNDA



MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$500      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.



FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND



MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$500      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in June and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash. Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
Each fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS.
(checkmark)
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
Mutual fund dividends from U.S. government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares just before a fund deducts a capital gain distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.
EACH FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
YOU MAY BUY OR SELL SHARES OF THE FUNDS THROUGH A BROKER, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
THE FEES FOR INDIVIDUAL TRANSACTIONS are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:
(small solid bullet) The $2.00 checkwriting charge will be deducted from your account.
(small solid bullet) The $5.00 exchange fee will be deducted from the amount of your exchange.
(small solid bullet) The $5.00 wire fee will be deducted from the amount of your wire.
(small solid bullet) The $5.00 account closeout fee does not apply to exchanges or wires, but it will apply to checkwriting.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed and the $5.00 account closeout fee will be charged. FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.




This prospectus is printed on recycled paper using soy-based inks.